OPTION
KNOW ALL MEN BY THESE PRESENTS:

         That Chournos Land & Livestock, a Utah Limited Partnership of Roy, Utah, hereinafter referred to as "Seller", hereby agrees for an in consideration of SEE ATTACHED PAYMENT SCHEDULE paid by Canton Properties, or its assignee of Salt Lake City, Utah, hereinafter referred to as "Buyer", as follows:

         1.PROPERTY: Seller hereby gives and grants to Buyer and to his heirs and assigns for a period of 12 months from the date hereof, hereinafter referred to as "First Option Period", the exclusive right and privilege of purchasing the following described real property located at See Exhibit A-1, A-2, A-3, A-4, A-5
- 0, County of Box Elder, State pf Utah, and more ,articularly described as follows SEE EXHIBIT - A-1, A-2, A-3, A-4, A-5
         This exhibit contains approximately 47,000 acres. There is actually three sections that should not be included.
Together with all of the oil, gas and other mineral rights now owned in an under, and that may be produced from, the property, together with the right of ingress and egress at all times exploring, drilling, operating, producing, staving, storing, treating, transporting and owning the same. Together with all water rights appurtenant thereto or used in conjunction therewith. (Said real property and improvements, if any, shall hereinafter be referred to as "The Property")

         2. PRICE. The total purchase price for said property is Forty one dollars per acre ($41.00/acre) Dollars, payable in lawful money of the United States, strictly within the following times, to-wit. All sums paid for this option and any extension thereof as herein provided, shall be first applied on the purchase price, and the balance shall be paid as follows:

     THE ACTUAL NUMBER OF ACRES WILL BE DETERMINED AT CLOSING. THERE IS APPROXIMATELY FORTY FIVE THOUSAND ACRES. THE OPTION PERIOD WILL END AT 12 O'CLOCK MID-DAY (noon)) MARCH 25, 1995. THERE ARE NO EXTENSIONS. THE BALANCE OF THE PURCHASE WILL BE PAID IN CASH ON THE DATE OF CLOSING.

         3. EXTENSION OF OPTION. Upon payment by Buyer to Seller of an additional sum of NONE Dollars, cash or by cashier's check prior to the expiration of the first option period, this option shall be extended for NONE months, hereinafter referred to as "Second Option Period". Upon Buyer's payment to Seller of a further sum of _______$ Dollars, prior to the expiration of the second option period, this shall be extended for a third period of NONE additional months.

4. EXERCISE OF OPTION. This option shall be exercised by written notice to Seller on or before the expiration of the first option period, or if extended, the expiration of the second or third option periods as the case may be. Notice to exercise this option or to extend the option for a second or third option period, whether personally delivered or mailed to Seller at his address as indicated after Seller's signature hereto, by registered or certified mail, postage prepaid, and postmarked on or before such date of expiration, shall be timely and shall be deemed actual notice to Seller.

5. EVIDENCE OF TITLE.
         (a) Promptly after the execution of this option, Seller shall deliver to Buyer for examination such abstracts of title, title policies, and other evidences of title as the Seller may have. In the event this option is not exercised by Buyer, al such evidences of title shall be immediately returned without expense to Seller.
         (b) In the event this option is excersided as herein provided, Seller agrees to pay all abstracting expense or at Seller's option to furnish a policy of title insurance in the name of the Buyer.

         (c) If an examination of the title should reveal defects in the title, Buyer shall notify Seller in writing thereof, and Seller agrees to forthwith take all reasonable action to clear the title. If the Seller does not clear title within a reasonable time, Buyer may do so at Seller's expense. Seller agrees to make final conveyance by Warranty Deed or Warranty Deed in the event of sale of other that real property. If either party fails to perform the provisions of this agreement, the party at fault agrees to pay all costs of enforcing this agreement, or any right arising out of the breach thereof, including reasonable Attorney's fee.

6. CLOSING ADJUSTMENTS. All risk of loss and destruction of property and expenses of insurance shall be borne by Seller until date of possession/. At time of closing of sale, property taxes, rents, insurances, interest and other expenses of property shall be prorated as date of possession. All other taxes, including documentary taxes, and all assessments mortgage liens and other liens, encumbrances or charges against the property of any nature, shall be paid by Seller except. The seller is not responsible for any roll-back tax because of the GREEN BELT AMENDMENT.

7. POSSESSION. Seller agrees to surrender possession of the property on or before on the date of closing following written notice of the exercising of this option by Buyer.

8. The Seller recognizes Palmer & Associates Real Estate Company (Broker and Agent) through its salesman Richard M. Palmer as the Real Estate Broker with whom Seller listed this property for sale, and Seller agrees to pay a commission to said Broker equal to one % of the gross sale price, and Seller hereby authorizes the agent to withhold such commission from the proceeds of sale at time of closing/

9. If this option be not exercised on or before the dates specified herein for exercise of same, the option shall expire of its own force and effect and the Seller may retain such option monies as have been paid to the Seller as full consideration for the granting of this option.

         IN WITNESS WHEREOF, the Seller hereunto has set his name this 25 day of March 1998.

SIGNED IN PRESENCE OF:

_______________________                     /s/BonnieJean E. Tippetts
                                               Buyer

                                           /s/Chournos Land & Livestock
                                    by Helen Chournos Harper, General Partner
                                              Seller

                                          Address of Seller 5425 South 3675 West
                                                            Roy, Utah 84067

                             OPTION PAYMENT SCHEDULE

This option payment schedule is part of the option agreement between Chournos Land & Livestock and Canton Properties dated March 25, 1997

All of the following option payments must be made by their respective due dates as there is no grace period. The dollar amounts and the due dates are as follows:

1. $3,000.00 (three thousand dollars) due upon signing this option agreement
2.       $50,000.00 (fifty thousand dollars) due on or before April 20, 1997.
3.       $3,000.00 (three thousand dollars) due on or before June 1, 1997.
4.       $3,000.00 (three thousand dollars) due on or before July 1, 1997.
5.       $3,000.00 (three thousand dollars) due on or before August 1, 1997.
6.       $3,000.00 (three thousand dollars) due on or before September 1, 1997.
7.       $3,000.00 (three thousand dollars) due on or before October 1, 1997.
8.       $3,000.00 (three thousand dollars) due on or before November 1, 1997.
9.       $3,000.00 (three thousand dollars) due on or before December 1, 1997.
10.      $3,000.00 (three thousand dollars) due on or before January 1, 1998.
11.      $3,000.00 (three thousand dollars) due on or before February  1, 1998.
12.      $3,000.00 (three thousand dollars) due on or before March 1, 1998.

This option will expire on noon (twelve o'clock mid-day) March 25, 1998 if all payments are received on time. If the payments are not received on time, this option will terminate at midnight (twelve o'clock evening) on their respective due date. The option payments must be received at the seller's address by their due date.

This agreement may be recorded. If the payments are not received on time, a notice of default will be recorded by the seller, whereas this agreement will no longer be in force. If this option is assigned to another party, the seller must be notified within 24 hours.

                             TIME IS OF THE ESSENCE

/s/ BonnieJean C. Tippetts                 Chournos Land & Livestock
Buyer                                 /s/ Helen Chournos Harper, General Partner
                                          Seller


3-25-97                                              3-25-97
Date                                                  Date

                                                                    EXHIBIT A-1

LEGAL DESCRIPTION AND THE ACREAGE CONTAINED IN THIS EXHIBIT IS DEEMED RELIABLE BUT IS NOT GUARANTEED. THE ACTUAL ACREAGE ILL BE DETERMINED BY PRELIMINARY TITLE REPORT.

                         TOWNSHIP 7 NORTH, RANGE 17 WEST

       SECTION                   1                        ALL

       SECTION                   3                        ALL

       SECTION                   11                       ALL

       SECTION                   1                        ALL NORTH OF RAILROAD

       SECTION                   1                        ALL NORTH OF RAILROAD

                         TOWNSHIP 8 NORTH, RANGE 15 WEST

                  SECTION                   6                          ALL

                         TOWNSHIP 8 NORTH, RANGE 16 WEST

                  SECTION                   1                          ALL

                  SECTION                   3                          ALL

                  SECTION                   5                          ALL

                  SECTION                   7                          ALL

                  SECTION                   9                          ALL

                  SECTION                   11                         ALL

                  SECTION                   13                         ALL

                  SECTION                   15                         ALL

                  SECTION                   17                         ALL

                                                                    EXHIBIT A-2

                         TOWNSHIP 8 NORTH, RANGE 17 WEST

                  SECTION                   1                          ALL

                  SECTION                   3                          ALL

                  SECTION                   6                          N 1/2

                  SECTION                   9                          ALL

                  SECTION                   11                         ALL

                  SECTION                   13                         ALL

                  SECTION                   15                         ALL

                  SECTION                   22                         ALL

                  SECTION                   23                         ALL

                  SECTION                   25                         ALL

                  SECTION                   27                         ALL

                  SECTION                   34                         ALL

                  SECTION                   35                         ALL

                         TOWNSHIP 8 NORTH, RANGE 18 WEST

                  SECTION                   1                          N 1/2

                         TOWNSHIP 9 NORTH, RANGE 15 WEST

                  SECTION                   5                          ALL

                  SECTION                   7                          ALL

                  SECTION                   8                          ALL

                  SECTION                   17                         ALL

                  SECTION                   19                         ALL

                  SECTION                   20                         ALL

                                                                     EXHIBIT A-3

                         TOWNSHIP 9 NORTH, RANGE 15 WEST

                SECTION                   21                         ALL

                SECTION                   29                  N 1/2 NE 1/2; NW

                SECTION                   30                         ALL

                SECTION                   31                         ALL


                        TOWNSHIP 9 NORTH, RANGE 16 WEST

                  SECTION                   1                          ALL

                  SECTION                   3                          ALL

                  SECTION                   9                          ALL

                  SECTION                   11                         ALL

                  SECTION                   13                         ALL

                  SECTION                   15                         ALL

                  SECTION                   17                         ALL

                  SECTION                   19                         ALL

                  SECTION                   21                         ALL

                  SECTION                   23                         ALL

                  SECTION                   25                         ALL

                  SECTION                   27                         ALL

                  SECTION                   29                         ALL

                  SECTION                   31                         ALL

                  SECTION                   33                         ALL

                  SECTION                   35                         ALL

                                                                     EXHIBIT A-4

                         TOWNSHIP 9 NORTH, RANGE 17 WEST

                  SECTION                   1                          ALL

                  SECTION                   3                      N 1/2; SW 1/4

                  SECTION                   5                          ALL

                  SECTION                   7                          ALL

                  SECTION                   9                          ALL

                  SECTION                   15                     S 1/2; NW 1/4

                  SECTION                   17                         ALL

                         TOWNSHIP 9 NORTH, RANGE 17 WEST

                  SECTION                   19                         ALL

                  SECTION                   21                         ALL

                  SECTION                   25                         ALL

                  SECTION                   29                         ALL

                  SECTION                   31                         ALL

                  SECTION                   35                         ALL

                        TOWNSHIP 9, NORTH, RANGE 18 WEST

                  SECTION                   1                          ALL

                  SECTION                   13                         ALL

                  SECTION                   25                         ALL

                        TOWNSHIP 10 NORTH, RANGE 15 WEST

                  SECTION                   18                         S 1/2

                  SECTION                   19                         ALL

                                                                     EXHIBIT A-5

                        TOWNSHIP 10 NORTH, RANGE 15 WEST

                  SECTION                   29                         ALL

                  SECTION                   30                         ALL

                  SECTION                   31                         ALL

                        TOWNSHIP 10 NORTH, RANGE 16 WEST

                  SECTION                   25                         ALL

                  SECTION                   26                      S 1/2 SW 1/4

                  SECTION                   34                         S1/2SW 1

                  SECTION                   35                     S1/2; NE 1/4;
                                                                      S1/2NW 1/4